UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported) December 22, 2022

AMCON DISTRIBUTING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-15589	47-0702918
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7405 Irvington Road, Omaha NE 68122
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 402-331-3727

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFO 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

AMCON Distributing Company (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on Thursday, December 22, 2022, at which Annual Meeting the Company’s stockholders voted  upon the following matters:

•	The election of six members of the Company’s board of directors;

•	The ratification and approval of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the Company’s 2023 fiscal year; and

•
The advisory approval of the compensation of our executives disclosed in the proxy statement for this Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

Election of Directors

At the Annual Meeting, Christopher H. Atayan, Jeremy W. Hobbs, John R. Loyack, Stanley Mayer, Timothy R. Pestotnik and Andrew C. Plummer each was elected as a director. The following is a summary of the votes cast at the Annual Meeting with respect to the election of directors:

Name	Votes in Favor	Votes Withheld
Christopher H. Atayan	531,812	540
Jeremy W. Hobbs	531,811	541
John R. Loyack	522,380	9,972
Stanley Mayer	531,519	833
Timothy R. Pestotnik	513,500	18,852
Andrew C. Plummer	531,525	827

There were 41,358 broker non-votes with respect to this matter.

Ratification and Approval of Independent Registered Public Accounting Firm

At the Annual Meeting, the selection of RSM US LLP as the Company's independent registered public accounting firm for the Company's 2023 fiscal year was ratified and approved. The following is a summary of the votes cast at the Annual Meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Ratification and approval of the selection of RSM US LLP	573,101	107	502

There were no broker non-votes with respect to this matter.

Advisory Approval of Executive Compensation

At the Annual Meeting, stockholders provided advisory approval of the compensation of our executives disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The following is a summary of the votes cast at the Annual Meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Advisory approval of executive compensation	500,695	31,523	134

There were 41,358 broker non-votes with respect to this matter.

Item 8.01	Other Events.

On December 22, 2022, the Company's board of directors declared a cash dividend of $5.00 per common share. This cash dividend is payable on January 13, 2023 to shareholders of record as of January 3, 2023. A press release announcing the dividend is set forth in Exhibit 99.1 of this report.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press release, dated December 22, 2022, issued by AMCON Distributing Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCON DISTRIBUTING COMPANY
(Registrant)

Date: December 22, 2022		/s/ Charles J. Schmaderer

	Name:	Charles J. Schmaderer
	Title:	Vice President, Chief Financial Officer and Secretary